Exhibit 99.1

Raymond James 4th Annual Coal Investors Conference June 19, 2012

1 Cloud Peak Energy Inc. Financial Data Cloud Peak Energy Inc. is the sole owner of Cloud Peak Energy Resources LLC. Unless expressly stated otherwise in this presentation, all financial data included herein is consolidated financial data of Cloud Peak Energy Inc. Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts, and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding our company, industry, economic conditions, government regulations, energy policies and other factors. These statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. For a description of some of the risks and uncertainties that may adversely affect our future results, refer to the risk factors described from time to time in the reports and registration statements we file with the Securities and Exchange Commission, including those in Item 1A "Risk Factors" of our most recent Form 10-K and any updates thereto in our Forms 10-Q and current reports on Forms 8-K. There may be other risks and uncertainties that are not currently known to us or that we currently believe are not material. We make forward-looking statements based on currently available information, and we assume no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in our presentation, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes the non-GAAP financial measures of (1) Adjusted EBITDA and (2) Adjusted Earnings Per Share (“Adjusted EPS”). Adjusted EBITDA and Adjusted EPS are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles in the U.S., or GAAP. A quantitative reconciliation of historical net income or net income from continuing operations (as applicable) to Adjusted EBITDA and EPS (as defined below) to Adjusted EPS is found in the tables accompanying this presentation. EBITDA represents net income or net income from continuing operations (as applicable) before (1) interest income (expense) net, (2) income tax provision, (3) depreciation and depletion, (4) amortization, and (5) accretion. Adjusted EBITDA represents EBITDA as further adjusted to exclude specifically identified items that management believes do not directly reflect our core operations. The specifically identified items are the income statement impacts, as applicable, of: (1) the Tax Receivable Agreement including tax impacts of our 2009 initial public offering and 2010 secondary offering, (2) adjustments for derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized, and (3) our significant broker contract that expired in the first quarter of 2010. Because of the inherent uncertainty related to the items identified above, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or a reconciliation to any forecasted GAAP measures. Adjusted EPS represents diluted earnings per common share attributable to controlling interest or diluted earnings per common share attributable to controlling interest from continuing operations (as applicable) (“EPS”), adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate Adjusted EBITDA and described above, adjusted at the statutory tax rate of 36%. Adjusted EBITDA is an additional tool intended to assist our management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our core operations. Adjusted EBITDA is a metric intended to assist management in evaluating operating performance, comparing performance across periods, planning and forecasting future business operations and helping determine levels of operating and capital investments. Period-to-period comparisons of Adjusted EBITDA are intended to help our management identify and assess additional trends potentially impacting our company that may not be shown solely by period-to-period comparisons of net income or income from continuing operations. Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe Adjusted EBITDA and Adjusted EPS are also useful to investors, analysts and other external users of our consolidated financial statements in evaluating our operating performance from period to period and comparing our performance to similar operating results of other relevant companies. Adjusted EBITDA allows investors to measure a company's operating performance without regard to items such as interest expense, taxes, depreciation and depletion, amortization and accretion and other specifically identified items that are not considered to directly reflect our core operations. Similarly, we believe our use of Adjusted EPS provides an appropriate measure to use in assessing our performance across periods given that this measure provides an adjustment for certain specifically identified significant items that are not considered to directly reflect our core operations, the magnitude of which may vary drastically from period to period and, thereby, have a disproportionate effect on the earnings per share reported for a given period. Our management recognizes that using Adjusted EBITDA and Adjusted EPS as performance measures has inherent limitations as compared to net income, income from continuing operations, EPS or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. Adjusted EBITDA and Adjusted EPS should not be considered in isolation and do not purport to be alternatives to net income, income from continuing operations, EPS or other GAAP financial measures as a measure of our operating performance. Because not all companies use identical calculations, our presentations of Adjusted EBITDA and Adjusted EPS may not be comparable to other similarly titled measures of other companies. Moreover, our presentation of Adjusted EBITDA is different than EBITDA as defined in our debt financing agreements.

2 Cloud Peak Energy Profile One of the largest U.S. coal producers 2011 coal shipments from company-operated mines of 95.6 million tons 2011 proven & probable reserves of 1.37 billion tons Only pure-play PRB coal company Headquartered in Gillette, WY Employs approximately 1,600 people Cash, Cash Equivalents and Investments LBA Payments (in millions) NYSE: CLD (6/8/12) $15.53 Market Capitalization (6/8/12) ~$950 million Total Available Liquidity (3/31/12) $1.1 billion 2011 Revenue $1.6 billion Senior Debt (B1/BB-) (3/31/12) $600 million Market and Financial Overview Company Overview Positive Cash Generation Cash, Cash Equivalents and Investments

3 Top Coal Producing Companies - 2011 Incident Rates (MSHA) Source: MSHA. Note: Total Incident Rate = (total number of employee incidents x 200,000) / total man-hours. Good Safety Record Indicates Well-Run Operations A portion of all employees’ bonuses is tied to safety

4 Resilient Business Adjusted EBITDA Improving Profitability Shipments from Company-Operated Mines Growth Through Exports Focus on growth through exports Strong domestic margins and realized prices Efficient operations Tight cost controls

Challenging Environment 5 Fourth warmest winter on record for contiguous U.S. Mild winter resulted in: low electric generation for heating low demand for gas-powered heating Natural gas prices coming off 10-year lows Sluggish economy Inventories at generating utilities at record levels Excess supply entering international markets creating weakness But, are we starting to see signs of improvement? Source: NOAA, EIA, Company estimate

Electric Generation 6 Above-average temperatures experienced across Midwest and South this spring Forecast for above average temperatures across much of the U.S. Source: Edison Electric Institute (EEI) & Energy Information Administration (EIA)

Natural Gas Prices Improving 7 Recently climbed above $2.40 Customers have started indicating that at this price they will begin switching back to coal Source: Energy Information Administration (EIA)

Supply Response 8 Approximately 36 million tons of U.S. coal supply reduction YTD Split about 2/3 from western coal regions and 1/3 from eastern coal regions Source: Energy Information Administration (EIA)

Lower Hydro Generation 9 YTD hydro generation down 14% compared to last year March was strong due to early spring melt-off but expect output to decline sharply due to lower snowpack Source: Energy Information Administration (EIA)

Coal Stockpiles 10 Inventories approaching record levels Need to watch stockpile levels over next several months Source: Energy Information Administration (EIA)

Strong Exports and Slowing Imports 11 In 2011, the U.S. exported 107 million tons For 2012, on pace to export over 120 million tons Expect the pace to slow from April In 2011, the U.S. imported 13 million tons For 2012, on pace to import 8 million tons Source: Energy Information Administration (EIA)

12 Strong Contracted Position for Cloud Peak Energy (tons in millions) (1) Production from company-operated mines. 2012 has 90.5 million tons committed at weighted-average price of $13.41/ton 2013 has 61.7 million tons committed at weighted-average price of $14.18/ton Contracted Coal - Total Committed Tons (as of 5/1/12)(1)

13 Strategy for Growth Focus on operational/financial performance Disciplined approach to capital expenditures Generating liquidity for growth opportunities Build from Existing Foundation North American Opportunities Business Development Grow reserves through LBAs and LBMs at existing operations Optimize demand for low sulfur reserves Evaluate expansion opportunities Target acquisitions building on core operational strengths Aim to increase higher-margin export exposure Develop opportunities through acquisition of reserves, operations or companies Maximize Exports Leverage Spring Creek’s advantageous location and coal quality Optimize export logistics (rails and ports) Expand other port options (Northwest, Great Lakes, Gulf Coast, etc.) Have established in-country Korean representative to build our export opportunities

14 Looking Forward 14 Strong, low-sulfur reserve holdings in best positioned U.S. basin Efficient operations Effectively sold out of 2012 coal production Actively working on terminal expansion and new terminal projects in Pacific Northwest Strong balance sheet provides financial flexibility Significant cash generation Proportionally low, long-term operational liabilities

15 Appendices (Cloud Peak Energy Inc.)

16 2012 Guidance – Estimates and 2011 Actuals 2012 (estimated) 2011 (actual) (1) Excluding impact of Tax Receivable Agreement. (2) Excluding capitalized interest and federal coal lease payments. Coal shipments for our three operated mines 90 - 95 million tons 95.6 million tons Committed sales with fixed prices Approximately 90.5 million tons n/a Anticipated realized price of produced coal with fixed prices Approximately $13.41 per ton $12.92 per ton Adjusted EBITDA $300 - $350 million $351.7 million Net interest expense Approximately $30 $33.7 million Depreciation, depletion and accretion $105 - $115 million $99.6 million Effective income tax rate (1) Approximately 36% 5.7% Capital expenditures (2) $60 - $80 million $108.7 million Committed federal coal lease payments $129 million $133.2 million

17 Average Cost of Produced Coal (1) Represents average cost of product sold for produced coal for our three company-operated mines. $8.57/ton for company-operated mines(1) $9.12/ton for company-operated mines(1) 2010 2011

18 Statement of Operations Data (in millions, except per share amounts) Three Months Ended March 31, 2012 2011 Revenues $ 372.9 $ 356.5 Operating income 49.1 53.9 Net income 26.6 26.8 Net income attributable to controlling interest $ 26.6 $ 26.8 Earnings per common share attributable to controlling interest – basic Net income $ 0.44 $ 0.45 Earnings per share attributed to controlling interest – diluted Net income $ 0.44 $ 0.44

19 Statement of Operations Data (in millions, except per share amounts) Revenues $ 1,553.7 $ 1,370.8 $1,398.2 $1,239.7 $1,053.2 Operating income 250.5 211.9 255.0 124.9 102.7 Income from continuing operations 189.8 117.2 182.5 88.3 53.8 Income (loss) from discontinued operations — — 211.1 (25.2) (21.5) Net income 189.8 117.2 393.6 63.1 32.3 Amounts attributable to controlling interest: Income from continuing operations 189.8 33.7 170.6 88.3 53.8 Income (loss) from discontinued operations — — 211.1 (25.2) (21.5) Net income attributable to controlling interest $ 189.8 $ 33.7 $ 381.7 $ 63.1 $ 32.3 Earnings per share – basic Income from continuing operations $ 3.16 $ 1.06 $ 3.01 $ 1.47 $ 0.90 Income (loss) from discontinued operations — — 3.73 (0.42) (0.36) Net income $ 3.16 $ 1.06 $ 6.74 $ 1.05 $ 0.54 Earnings per share attributed to controlling interest – diluted Income from continuing operations $ 3.13 $ 1.06 $ 2.97 $ 1.47 $ 0.90 Income (loss) from discontinued operations — — 3.52 (0.42) (0.36) Net income $ 3.13 $ 1.06 $ 6.49 $ 1.05 $ 0.54 Year Ended December 31, 2011 2010 2009 2008 2007

20 Balance Sheet Data (in millions) Cash, cash equivalents and investments $ 585.7 $ 479.5 $ 340.1 $ 268.3 $ 15.9 $ 23.6 Restricted cash — 71.2 182.1 80.2 — — Property, plant and equipment, net 1,348.2 1,350.1 1,008.3 987.1 927.9 719.7 Total assets 2,358.4 2,319.3 1,915.1 1,677.6 1,785.2 1,781.2 Senior notes, net of unamortized discount 596.2 596.1 595.7 595.3 — — Federal coal lease obligations 288.3 288.3 118.3 169.1 206.3 67.6 Asset retirement obligations, net of current portion 194.8 192.7 182.2 175.9 164.2 159.1 Total liabilities 1,577.9 1,568.9 1,383.9 1,232.1 800.0 1,446.2 Controlling interest equity 780.5 750.4 531.2 252.9 985.2 335.0 Noncontrolling interest equity — — — 192.6 — — March 31, December 31, 2012 2011 2010 2009 2008 2007

21 Reconciliation of Non-GAAP Measures – Adjusted EBITDA (in millions) Nine Months Ended September 30, 2010 2009 Net income $ 26.6 $ 26.8 $ 189.6 Interest income (0.4) (0.1) (0.9) Interest expense 5.9 12.2 27.5 Income tax expense (benefit) 15.1 15.3 11.3 Depreciation and depletion 23.4 25.1 85.4 Accretion 2.6 3.3 11.8 EBITDA $ 73.2 $ 82.6 $ 324.7 Tax agreement expense (1) — — 19.9 Derivative financial instruments (2) 2.6 — 0.3 Expired significant broker contract — — — Adjusted EBITDA $ 75.7 $ 82.6 344.8 Three Months Ended March 31, Trailing Twelve Months 2012 2011 (1) Changes to related deferred taxes are included in income tax expense. (2) Derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized.

Reconciliation of Non-GAAP Measures – Adjusted EBITDA

(in millions)

	Year Ended December 31,				
	2011	2010	2009	2008	2007
Net income	$ 189.8	$ 117.2	$ *	$ *	$ *
Net income from continuing operations	*	*	182.5	88.3	53.8
Interest income	(0.6)	(0.6)	(0.3)	(2.9)	(7.3)
Interest expense	33.9	46.9	6.0	20.4	40.9
Income tax expense (benefit)	11.4	32.0	68.2	25.3	18.1
Depreciation and depletion	87.1	100.0	97.9	89.0	80.1
Amortization (1)	—	3.2	28.7	46.0	34.5
Accretion	12.5	12.5	12.6	12.8	12.2
EBITDA	$ 334.1	$ 311.3	$ 395.6	$ 278.9	$ 232.3
Tax agreement expense (2)	19.9	19.6	—	—	—
Derivative financial instruments (3)	(2.3)	—	—	—	—
Expired long-term broker contract (1)	—	(8.2)	(75.0)	(71.7)	(72.5)
Adjusted EBITDA	$ 351.7	$ 322.7	$ 320.6	$ 207.2	$ 159.8

* For 2009 and prior periods, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, net income from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EBITDA.

(1) The impact of the expired significant broker contract on the Statement of Operations is a combination of net income and the amortization expense related to the contract. All amortization expense for the periods presented was attributable to the significant broker contract.

(2) Changes to related deferred taxes are included in income tax expense.

(3) Derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized.

22

23 Reconciliation of Non-GAAP Measures – Adjusted EPS Three Months Ended March 31, 2012 2011 Diluted earnings per common share $ 0.44 $ 0.44 Tax agreement expense including tax impacts of IPO and Secondary Offering — — Derivative financial instruments (1) 0.03 — Expired significant broker contract — — Adjusted EPS $ 0.47 $ 0.44 Weighted-average dilutive shares outstanding (in millions) 60.8 60.7 (1) Derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized.

24 Diluted earnings per common share attributable to controlling interest $ 3.13 $ 1.06 $ * $ * $ * Diluted earnings per common share attributable to controlling interest from continuing operations * * 2.97 1.47 0.90 Tax agreement expense including tax impacts of IPO and Secondary Offering (0.63) 0.78 — — — Derivative financial instruments (1) (0.02) — — — — Expired significant broker contract — (0.10) (0.49) (0.41) (0.44) Adjusted EPS $ 2.47 $ 1.74 $ 2.48 $ 1.06 $ 0.46 Weighted-average shares outstanding (in millions) 60.6 31.9 60.0 60.0 60.0 Reconciliation of Non-GAAP Measures – Adjusted EPS Year Ended December 31, 2011 2010 2009 2008 2007 * For 2009 and prior periods, Cloud Peak Energy reported discontinued operations. Accordingly, for such periods, diluted earnings (loss) per share attributable to controlling interest from continuing operations is the comparable U.S. GAAP financial measure for Adjusted EPS. (1) Derivative financial instruments including unrealized marked-to-market amounts and cash settlements realized.

25 Other Data Three Months Ended March 31, 2012 2011 Total tons sold (in millions) (1) 22.5 23.1 Average realized price per ton sold (1) $13.31 $12.73 Average cost of product sold per ton (1) $ 9.78 $ 8.94 (1) Represents only the three company-operated mines.

26 Other Data (in millions) Tons sold – company owned and operated mines 95.6 93.7 90.9 93.7 90.7 Total tons sold– Decker mine (50% share) 1.5 1.4 2.3 3.3 3.5 Tons sold from all production 97.2 * 95.1 93.2 97.0 94.2 Tons purchased and resold 1.6 1.7 10.1 8.1 8.1 Year Ended December 31, 2011 2010 2009 2008 2007 * Total reflects rounding